UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2007

LATIN AMERICAN TELECOMMUNICATIONS
VENTURE COMPANY-LATVCO.
(Exact name of registrant as specified in its charter)

Nevada	33-55254-40	87-0485311
( State or other jurisdiction of incorporation)	(Commission file number) (IRS Employer Identification Number)

1981 Marcus Avenue #C129, Lake Success, NY 11042
(Address of principal executive offices)(Zip Code)

516-775-7775
(Registrant's telephone number, including area code)

                              N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)           On April 13, 2007, Latin American Telecommunications Venture Company-LATVCO. (the “Company”) dismissed RBSM, LLP (RBSM) as the Company’s independent accountant.

The decision to change accountants was recommended and approved by the board of directors of the Company.

    With the exception of RBSM’s  expression of concern about the Company’s ability to continue as a going concern, RBSM’s audit report on the financial statements for the period from August 8, 2006 (date of inception) to November 30, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from August 8, 2006 (date of inception) to November 30, 2006 and any subsequent interim period preceding the dismissal of RBSM, there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of RBSM, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K.  The Company has requested that RBSM review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

(b)           On April 13, 2007, the Company engaged Thomas Leger & Co. (Leger) as its new independent accountant.  Prior to the engagement of Leger, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Leger regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Leger.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

16.1           Letter re: change in Certifying Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LATIN AMERICAN TELECOMMUNICATIONS VENTURE COMPANY - LATVCO.

Date: May 1, 2008	By:	/s/ /s/ David Bakhshi
David Bakhshi
President and Chief Executive Officer

RBSM, LLP
5 West 37th Street, 9th Flr.
New York, NY 10018

May 1, 2008

United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4(a) of Form 8-K dated April 13, 2007, of Latin American Telecommunications Venture Company-LATVCO. and are in agreement with the statements contained therein.  We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.

Very truly yours,

RBSM, LLP